                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 18, 2005
                                                --------------------------------

                               ELECSYS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           KANSAS                         0-22760                48-1099142
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

      15301 W. 109th Street  Lenexa, Kansas                            66219
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01 Other Events.

     On October 18, 2005, Elecsys Corporation (the "Company") announced that the
Company's DCI subsidiary  received an order totaling more than $4 million form a
U.S.  based high  technology  firm to  manufacture  its newest  model  hand-held electronic product. A copy of the press release issued by the Company announcing the order is filed under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated October 18, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  October 18, 2005
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                           Todd A. Daniels
                                           Vice President and Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------          ------------------------------------

    99.1                Press release dated October 18, 2005